TheRoyceFunds

Value Investing In Small Companies For More Than 30 Years	PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN
ROYCE MICRO-CAP FUND
ROYCE HERITAGE FUND
1414 Avenue of the Americas
New York, NY 10019

Dear Shareholder:

Recently, we distributed proxy materials regarding a special meeting being held for your fund. The meeting is scheduled for April 9, 2007. To date, our records indicate that we have not received your voting instructions. Your vote is important no matter how many shares you own. We urge you to act promptly so that we can obtain a sufficient number of votes and avoid the costs of additional solicitation.

EVERY VOTE COUNTS!

A shareholder may think his or her vote is not important to the outcome; however there are many investors just as you whose vote is vital to the outcome of the Meeting. WE URGE YOU TO VOTE YOUR PROXY NOW.

		For your convenience, please utilize one of the following easy methods listed to register your vote:
		[TELEPHONE GRAPHIC]
Another copy of your ballot(s) has been enclosed with this letter for your convenience. Should you have any questions regarding this information, please call the toll-free number 1-800-332-6179.	1.	Vote by Phone. You may simply call the toll-free number found on the enclosed proxy card.
		[COMPUTER GRAPHIC]
After careful review and consideration by the Board of Trustees of the Fund, they have approved all proposals and believe they are in the best interests of each of the Fund's shareholders. Accordingly they recommend you vote in favor of all proposals.	2.	Vote Through the Internet. Log on to www.proxyvote.com and follow the instructions on the website.
		[ENVELOPE GRAPHIC]
	3.	Vote by Mail. You may cast your vote by signing and dating the enclosed proxy card. Please insert it in the postage-paid envelope provided.

DON'T HESITATE, PLEASE VOTE TODAY.

NOBO

TheRoyceFunds

Value Investing In Small Companies For More Than 30 Years	PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN
ROYCE MICRO-CAP FUND
ROYCE HERITAGE FUND
1414 Avenue of the Americas
New York, NY 10019

Dear Shareholder:

Recently, we distributed proxy materials regarding a special meeting being held for your fund. The meeting is scheduled for April 9, 2007. To date, our records indicate that we have not received your voting instructions. Your vote is important no matter how many shares you own. We urge you to act promptly so that we can obtain a sufficient number of votes and avoid the costs of additional solicitation.

EVERY VOTE COUNTS!

A shareholder may think his or her vote is not important to the outcome; however there are many investors just as you whose vote is vital to the outcome of the Meeting. WE URGE YOU TO VOTE YOUR PROXY NOW.

		For your convenience, please utilize one of the following easy methods listed to register your vote:
		[TELEPHONE GRAPHIC]
Another copy of your ballot(s) has been enclosed with this letter for your convenience. Should you have any questions regarding this information, please call the toll-free number 1-800-332-6179 and ask for extension 102.	1.	Vote by Phone. You may simply call the toll-free number found on the enclosed proxy card.
		[COMPUTER GRAPHIC]
After careful review and consideration by the Board of Trustees of the Fund, they have approved all proposals and believe they are in the best interests of each of the Fund's shareholders. Accordingly they recommend you vote in favor of all proposals.	2.	Vote Through the Internet. Log on to www.proxyvote.com and follow the instructions on the website.
		[ENVELOPE GRAPHIC]
	3.	Vote by Mail. You may cast your vote by signing and dating the enclosed proxy card. Please insert it in the postage-paid envelope provided.

DON'T HESITATE, PLEASE VOTE TODAY.

OBO

TheRoyceFunds

Value Investing In Small Companies For More Than 30 Years	PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN
ROYCE MICRO-CAP FUND
ROYCE HERITAGE FUND
1414 Avenue of the Americas
New York, NY 10019

Dear Shareholder:

Recently, we distributed proxy materials regarding a special meeting being held for your fund. The meeting is scheduled for April 9, 2007. To date, our records indicate that we have not received your voting instructions. Your vote is important no matter how many shares you own. We urge you to act promptly so that we can obtain a sufficient number of votes and avoid the costs of additional solicitation.

EVERY VOTE COUNTS!

A shareholder may think his or her vote is not important to the outcome; however there are many investors just as you whose vote is vital to the outcome of the Meeting. WE URGE YOU TO VOTE YOUR PROXY NOW.

		For your convenience, please utilize one of the following easy methods listed to register your vote:
		[TELEPHONE GRAPHIC]
Another copy of your ballot(s) has been enclosed with this letter for your convenience. Should you have any questions regarding this information, please call the toll-free number 1-800-332-6179.	1.	Vote by Phone. You may simply call the toll-free number found on the enclosed proxy card.
		[COMPUTER GRAPHIC]
After careful review and consideration by the Board of Trustees of the Fund, they have approved all proposals and believe they are in the best interests of each of the Fund's shareholders. Accordingly they recommend you vote in favor of all proposals.	2.	Vote Through the Internet. Log on to www.proxyvote.com and follow the instructions on the website.
		[ENVELOPE GRAPHIC]
	3.	Vote by Mail. You may cast your vote by signing and dating the enclosed proxy card. Please insert it in the postage-paid envelope provided.

DON'T HESITATE, PLEASE VOTE TODAY.

REG